                           TRICON GLOBAL RESTAURANTS, INC.

                                OFFICERS' CERTIFICATE

          Pursuant to Section 2.1 and Section 2.3(a) of the Indenture, dated as of May 1, 1998 (the "Indenture"), between TRICON Global Restaurants, Inc., a North Carolina corporation (the "Company"), and The First National Bank of Chicago, as trustee (the "Trustee"), the undersigned Robert C. Lowes, Chief Financial Officer, and Sandra S. Wijnberg, Senior Vice President and Treasurer of the Company hereby certify on behalf of the Company as follows:

          1. AUTHORIZATION. The establishment of two series of Securities of the Company has been approved and authorized in accordance with the provisions of the Indenture pursuant to a resolution adopted by the Board of Directors of the Company on September 22, 1997.

          2. COMPLIANCE WITH COVENANTS AND CONDITIONS PRECEDENT. All covenants and conditions precedent provided for in the Indenture relating to the establishment of the two series of Securities have been complied with.

          3. TERMS. The terms of the two series of Securities established pursuant to this Officers' Certificate shall be as follows:

               (i) TITLES. The titles of the two series of Securities are (i) the "7.45% Senior Notes due May 15, 2005" (the "Seven-Year Notes") and
     (ii) the "7.65% Senior Notes due May 15, 2008" (the "Ten-Year Notes" and, together with the Seven-Year Notes, the "Notes").

               (ii) AGGREGATE PRINCIPAL AMOUNT. The aggregate principal amount of each of the Seven-Year Notes and the Ten-Year Notes which may be authenticated and delivered pursuant to the Indenture (except for Notes (i) authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.8, 2.9, 2.11, 3.6, 9.5 or 10.3 of the Indenture or (ii) which, pursuant to Section
     2.4 of the Indenture, are deemed never to have been authenticated and delivered) is $350,000,000 and $250,000,000, respectively.

               (iii) REGISTERED SECURITIES IN BOOK-ENTRY FORM. Each of the Notes will be issued in book-entry form ("Book-Entry Notes") and represented by one or more global notes (the "Global Notes") in fully registered form, without coupons. The initial Depositary with respect to the Global Notes will be The Depository Trust Company, New York, New York ("DTC"), as Depositary for the accounts of its participants. So long as the Depositary for a Global Note, or its nominee, is the registered owner of the Global Note, the Depositary or its nominee, as the case may be, will be considered the sole owner or holder of the Notes in book-entry form represented by such Global Note for all purposes under the Indenture. Book-Entry Notes will not be exchangeable for Notes in definitive form ("Definitive Notes") except that, if the Depositary with respect to any Global Note or Notes is at any time unwilling or unable to continue as Depositary and a successor Depositary is not appointed by the Company within 90 days, the Company will issue Definitive Notes in exchange for the Book-Entry Notes represented by any such Global Note or Notes. In addition, the Company may at any time and in its sole discretion determine not to have a Global Note or Notes, and, in such event, will issue Definitive Notes in exchange for the Book-Entry Notes represented by such Global Note or Notes in accordance with the provisions of Section 2.8 of the Indenture.

               (iv) PERSONS TO WHOM INTEREST PAYABLE. Interest will be payable to the Person in whose name a Note is registered at the close of business (whether or not a Business Day) on the Regular Record Date with respect to such Note, except for interest payable on a Note surrendered for redemption as set forth in paragraph (viii) below.

               (v) STATED MATURITY. The principal amounts of the Seven-Year Notes and the Ten-Year Notes will be payable on May 15, 2005 and May 15, 2008, respectively, subject to earlier redemption as set forth in paragraph
     (viii) below.

               (vi) RATE OF INTEREST; INTEREST PAYMENT DATES; REGULAR RECORD DATES; ACCRUAL OF INTEREST. The Seven-Year Notes and the Ten-Year Notes will bear interest at the rate of 7.45% and 7.65%, respectively, per annum. Interest on the Notes will be payable semiannually in arrears May 15 and November 15 of each year (each, an "Interest Payment Date"), commencing on November 15, 1998. The Regular Record Date shall be April 30 or October 31 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. The Notes will bear interest from May 6, 1998 in the case of the Seven-Year Notes, and from May 5, 1998 in the case of the Ten-Year Notes, or from the most recent Interest Payment Date to which interest has been paid or duly provided for until the principal thereof is paid or made available for payment. Interest payments shall be the amount of interest accrued from and including the most recent Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including May 6, 1998 in the case of the Seven-Year Notes and from and including May 5, 1998 in the case of the Ten-Year Notes, if no interest has been paid or duly provided for with respect to such Note), to but excluding the next succeeding Interest Payment Date.

               (vii) PLACE OF PAYMENT; REGISTRATION OF TRANSFER AND EXCHANGE; NOTICES TO COMPANY. Payment of the principal of and interest on the Notes will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at any other office or agency designated by the Company for such purpose; PROVIDED, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Securities; and PROVIDED, FURTHER, that the Holder of the Notes shall be entitled to receive payments of principal of and interest on the Notes by wire transfer of immediately available funds, if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable payment date.

               The Notes may be presented for exchange and registration of transfer at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office of any transfer agent hereafter designated by the Company for such purpose. Notices and demands to or upon the Company in respect of the Notes and the Indenture may be served at TRICON Global Restaurants, Inc., 1441 Gardiner Lane, Louisville, Kentucky 40213, Attention: Treasurer.

               (viii) REDEMPTION. The Notes are not entitled to any mandatory redemption or sinking fund payments. However, the notes of each series will be redeemable, at the option of the Company, in whole at any time or in part from time to time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments (as defined herein) on the Notes to be redeemed discounted to the date of redemption, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate (as defined herein) plus 37.5 basis points in the case of the Seven-Year Notes and 50 basis points in the case of the Ten-Year Notes, plus, in each case accrued interest thereon to the date of redemption; PROVIDED, HOWEVER, that the installments of interest whose Stated Maturity is prior to the relevant Redemption Date shall be payable to the Holders of such Notes, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes. "Independent Investment Banker" means one of the Reference Treasury Dealers (as defined herein) appointed by the Company.

     "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date.

     "Reference Treasury Dealer" means each of Goldman, Sachs & Co., Chase Securities Inc., Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors and, at the option of the

     Company, additional Primary Treasury Dealers; PROVIDED, HOWEVER, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

     "Remaining Scheduled Payments" means, with respect to any Note of any series, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the related Redemption Date but for such redemption; PROVIDED, HOWEVER, that, if such Redemption Date is not an interest payment date with respect to such Note of such series, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

     "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes of a series are to be redeemed, the Notes (or portions thereof) to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

               (ix) DENOMINATIONS. The Notes are issuable in denominations of $1,000 and integral multiples thereof.

               (x) SECURITY REGISTER; PAYING AGENT. The register of Securities for the Notes will be initially maintained at the Corporate Trust Office of the Trustee. The Company hereby appoints the Trustee as the initial Paying Agent.

               (xi) FORM. The Seven-Year Notes and the Ten-Year Notes will be in substantially the forms set forth in Exhibits A and B, respectively, attached hereto and may have such other terms as are provided in such forms.

          Capitalized terms used in this Officers' Certificate and not otherwise defined herein shall have the meanings set forth in the Indenture.

          Each of the undersigned, for himself or herself, states that he or she has read and is familiar with the provisions of Article Two of the Indenture relating to the establishment of a series of Securities thereunder and the establishment of a form of Security representing a series of Securities thereunder and, in each case, the definitions therein relating thereto; that he or she is generally familiar with the other provisions of the Indenture and with the affairs of the Company and its acts and proceedings and that the statements and opinions made by him or her in this Certificate are based upon such familiarity; and that he or she has made such examination or investigation as is necessary to enable him or her to determine whether or not the covenants and conditions referred to above have been complied with; and in his or her opinion, such covenants and conditions have been complied with.

          Insofar as this Certificate relates to legal matters it is based upon the Opinion of Counsel delivered to the Trustee contemporaneously herewith pursuant to Section 2.4 of the Indenture and relating to the Notes.

          IN WITNESS WHEREOF, the undersigned have hereunto signed this Certificate on behalf of the Company as of this 30th day of April, 1998.

                                       TRICON GLOBAL RESTAURANTS, INC.



                                       By: /s/ Robert C. Lowes
                                          -------------------------------
                                          Name: Robert C. Lowes
                                          Title: Chief Financial Officer



                                       By: /s/ Sandra S. Wijnberg
                                          -------------------------------
                                          Name: Sandra S. Wijnberg
                                          Title: Senior Vice President
                                                  and Treasurer

                                    EXHIBIT A



                              Form of Seven-Year Note

          Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, New York, New York ("DTC") to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED                TRICON GLOBAL RESTAURANTS, INC.           REGISTERED

                        7.45% SENIOR NOTE DUE MAY 15, 2005

NO.  R-                   Principal Amount:  $

                                                            CUSIP: 895953 AA 5

     TRICON Global Restaurants, Inc., a corporation duly organized and existing under the laws of the State of North Carolina (herein referred to as the "Company," which term includes any successor corporation under the Indenture as hereinafter referred to) for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of DOLLARS, on May 15, 2005 and to pay interest thereon from May 6, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for semiannually in arrears on May 15 and November 15, in each year, commencing on November 15, 1998 at the rate of 7.45% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as defined herein), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the April 30 or October 31 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Securities; and PROVIDED, FURTHER, that the Holder of this Note shall be entitled to receive payments of principal of and interest on this Note by wire transfer of immediately available funds, if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable payment date.

     Reference is hereby made to the further provisions of this Note set forth herein, which further provisions shall for all proposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, TRICON Global Restaurants, Inc. has caused this instrument to be signed by the manual signature of its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents, or the Treasurer or any Assistant Treasurer, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries.

                                   TRICON GLOBAL RESTAURANTS, INC.

          (SEAL)

                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

ATTEST:



By:                                          By:
   -------------------------------              -------------------------------
   Name:                                        Name:
   Title:                                       Title:


Dated: May 6, 1998


                       TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes of the series designated herein referred to in the within-mentioned Indenture.

THE FIRST NATIONAL BANK OF CHICAGO, as Trustee



By:
   -------------------------------
     Authorized Signatory

                        TRICON GLOBAL RESTAURANTS, INC.
                      7.45% SENIOR NOTE DUE MAY 15, 2005

     This Note is one of a duly authorized issue of securities (herein called the "Securities") of the Company (which term includes any successor corporation under the Indenture hereinafter referred to), issued and to be issued pursuant to such Indenture. This Note is one of a series designated by the Company as its 7.45% Senior Notes due May 15, 2005, limited in aggregate principal amount to $350,000,000. The Indenture does not limit the aggregate principal amount of the Securities.

     The Company issued this Note pursuant to an Indenture, dated as of May 1, 1998 (herein called the "Indenture"), between the Company and The First National Bank of Chicago, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

     The Notes are issuable in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where the Notes may be presented for registration of transfer.

     The Notes are not entitled to any mandatory redemption or sinking fund payments. However, the Notes are redeemable, at the option of the Company, in whole at any time or in part from time to time, on at least 30 but no more than 60 days prior written notice mailed to DTC, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes and (ii) the sum of the present values of the Remaining Scheduled Payments (as defined herein) on the Notes discounted to the date of redemption, on a semiannual basis, at the Treasury Rate (as defined herein) plus 37.5 basis points plus accrued interest thereon to the date of redemption. Interest on the Notes shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     If money sufficient to pay the Redemption Price of and accrued interest on all Notes (or portions thereof) is deposited with the Trustee on or before the Redemption Date and certain other conditions are satisfied, on and after such date interest will cease to accrue on the Notes (or such portions thereof) called for redemption.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes. "Independent Investment Banker" means one of the Reference Treasury Dealers (as defined herein) appointed by the Company.

     "Comparable Treasury Price" means, with respect to any Redemption Date,
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date.

     "Reference Treasury Dealer" means each of Goldman, Sachs & Co., Chase Securities Inc., Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors and, at the option of the Company, additional Primary Treasury Dealers; PROVIDED, HOWEVER, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

     "Remaining Scheduled Payments" means the remaining scheduled payments of the principal of and interest on the Notes that would be due after the related Redemption Date but for such redemption; PROVIDED, HOWEVER, that, if such Redemption Date is not an interest payment date with respect to such Notes, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

     "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     Notwithstanding the foregoing, installments of interest whose Stated Maturity is prior to the Redemption Date of any Note will be payable to the Holder of such Note, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Date referred to above, all as provided in the Indenture.

     All notices of redemption shall state the Redemption Date, the Redemption Price, if fewer than all the Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Notes to be redeemed, that on the Redemption Date the Redemption Price will become due and payable upon each Note, or portion thereof, to be redeemed, that interest on each Note, or portion thereof, called for redemption will cease to accrue on the Redemption Date and the place or places where Notes may be surrendered for redemption. If fewer than all of the Notes are to be redeemed at any time, selection of such Notes for redemption will be made by the Trustee by such method as the Trustee shall deem fair and appropriate.

     In the event of redemption of this Note in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in authorized denominations in the name of the Holder hereof upon the cancellation hereof.

     For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of this Note shall relate, in the case that this Note is redeemed or to be redeemed by the Company only in part to that portion of the principal amount of this Note that has been or is to be redeemed.

     If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. Holders of Notes may not enforce their rights pursuant to the Indenture or the Notes except as provided in the Indenture.

     The Indenture permits, in certain circumstances therein specified, the
amendment thereof without the consent of the Holders of the Securities.   The
Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or, subject to the provisions for satisfaction and discharge in Article Eight, of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     The Indenture permits the Company, by irrevocably depositing, in amounts and maturities sufficient to pay and discharge at the Stated Maturity or Redemption Date, as the case may be, the entire indebtedness on all Outstanding Notes, cash or direct obligations of, or obligations the principal of and interest on which are fully guaranteed by, the United States government, and which are not subject to prepayment, redemption or call, with the Trustee in trust solely for the benefit of the Holders of all Outstanding Notes, to defease the Indenture with respect to such Notes, and upon such deposit the Company shall be deemed to have paid and discharged its entire indebtedness on such Notes. Thereafter, Holders would be able to look only to such trust fund for payment of principal and interest at the Stated Maturity or Redemption Date, as the case may be. The Indenture also permits, in certain circumstances therein specified, the Company to be released from certain of its obligations under the Indenture on the terms and subject to the conditions therein provided.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the register of Securities, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     No service charge shall be made by the Company, the Trustee or the Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 2.11, 3.6 or 9.5 of the Indenture, not involving any transfer).

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York of the United States of America, including without limitation, New York General Obligations Law Sections 5-1401 and 5-1402 and New York Civil Practice Law and Rules 327.

     All undefined terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                    ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common   UNIF GIFT MIN ACT         Custodian
                                                  --------           ---------
                                                   (Cust.)            (Minor)
TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivor-      Under Uniform Gifts
         ship and not as tenants in common             to Minor Act


                                                           (State)

    Additional abbreviations may also be used though not in the above list.

                               _______________________

FOR VALUE RECEIVED, the undersigned hereby sells(s), assign(s) and transfer(s) unto

Please Insert Social Security or Employer
Identification number of assignee
-----------------------------------

         ----         ----

-----------------------------------



-------------------------------------------------------------------------------
                    Please Print or Typewrite Name and Address
                      Including Postal Zip Code of Assignee
-------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing ______________________________________ attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:
      --------------------------------    -------------------------------------
                                                         Signature

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

                                    EXHIBIT B



                              Form of Ten-Year Note

          Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, New York, New York ("DTC") to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED              TRICON GLOBAL RESTAURANTS, INC.             REGISTERED

                      7.65% SENIOR NOTE DUE MAY 15, 2008

NO.  R-                 Principal Amount:  $

                                                            CUSIP: 895953 AB 3

     TRICON Global Restaurants, Inc., a corporation duly organized and existing under the laws of the State of North Carolina (herein referred to as the "Company," which term includes any successor corporation under the Indenture as hereinafter referred to) for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of DOLLARS, on May 15, 2008 and to pay interest thereon from May 5, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for semiannually in arrears on May 15 and November 15, in each year, commencing on November 15, 1998 at the rate of 7.65% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as defined herein), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the April 30 or October 31 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Securities; and PROVIDED, FURTHER, that the Holder of this Note shall be entitled to receive payments of principal of and interest on this Note by wire transfer of immediately available funds, if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable payment date.

     Reference is hereby made to the further provisions of this Note set forth herein, which further provisions shall for all proposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, TRICON Global Restaurants, Inc. has caused this instrument to be signed by the manual signature of its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents, or the Treasurer or any Assistant Treasurer, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries.

                                   TRICON GLOBAL RESTAURANTS, INC.

          (SEAL)

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

ATTEST:



By:                                       By:
  -----------------------------------        -----------------------------------
   Name:                                     Name:
   Title:                                    Title:


Dated: May 5, 1998


                       TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes of the series designated herein referred to in the within-mentioned Indenture.

THE FIRST NATIONAL BANK OF CHICAGO, as Trustee



By:
   -----------------------------------
     Authorized Signatory

                         TRICON GLOBAL RESTAURANTS, INC.
                       7.65% SENIOR NOTE DUE MAY 15, 2008

     This Note is one of a duly authorized issue of securities (herein called the "Securities") of the Company (which term includes any successor corporation under the Indenture hereinafter referred to), issued and to be issued pursuant to such Indenture. This Note is one of a series designated by the Company as its 7.65% Senior Notes due May 15, 2008, limited in aggregate principal amount to $250,000,000. The Indenture does not limit the aggregate principal amount of the Securities.

     The Company issued this Note pursuant to an Indenture, dated as of May 1, 1998 (herein called the "Indenture"), between the Company and The First National Bank of Chicago, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

     The Notes are issuable in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where the Notes may be presented for registration of transfer.

     The Notes are not entitled to any mandatory redemption or sinking fund payments. However, the Notes are redeemable, at the option of the Company, in whole at any time or in part from time to time, on at least 30 but no more than 60 days prior written notice mailed to DTC, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes and (ii) the sum of the present values of the Remaining Scheduled Payments (as defined herein) on the Notes discounted to the date of redemption, on a semiannual basis, at the Treasury Rate (as defined herein) plus 50 basis points plus accrued interest thereon to the date of redemption. Interest on the Notes shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     If money sufficient to pay the Redemption Price of and accrued interest on all Notes (or portions thereof) is deposited with the Trustee on or before the Redemption Date and certain other conditions are satisfied, on and after such date interest will cease to accrue on the Notes (or such portions thereof) called for redemption.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes. "Independent Investment Banker" means one of the Reference Treasury Dealers (as defined herein) appointed by the Company.

     "Comparable Treasury Price" means, with respect to any Redemption Date,
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date.

     "Reference Treasury Dealer" means each of Goldman, Sachs & Co., Chase Securities Inc., Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors and, at the option of the Company, additional Primary Treasury Dealers; PROVIDED, HOWEVER, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

     "Remaining Scheduled Payments" means the remaining scheduled payments of the principal of and interest on the Notes that would be due after the related Redemption Date but for such redemption; PROVIDED, HOWEVER, that, if such Redemption Date is not an interest payment date with respect to such Notes, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

     "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     Notwithstanding the foregoing, installments of interest whose Stated Maturity is prior to the Redemption Date of any Note will be payable to the Holder of such Note, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Date referred to above, all as provided in the Indenture.

     All notices of redemption shall state the Redemption Date, the Redemption Price, if fewer than all the Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Notes to be redeemed, that on the Redemption Date the Redemption Price will become due and payable upon each Note, or portion thereof, to be redeemed, that interest on each Note, or portion thereof, called for redemption will cease to accrue on the Redemption Date and the place or places where Notes may be surrendered for redemption. If fewer than all of the Notes are to be redeemed at any time, selection of such Notes for redemption will be made by the Trustee by such method as the Trustee shall deem fair and appropriate.

     In the event of redemption of this Note in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in authorized denominations in the name of the Holder hereof upon the cancellation hereof.

     For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of this Note shall relate, in the case that this Note is redeemed or to be redeemed by the Company only in part to that portion of the principal amount of this Note that has been or is to be redeemed.

     If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. Holders of Notes may not enforce their rights pursuant to the Indenture or the Notes except as provided in the Indenture.

     The Indenture permits, in certain circumstances therein specified, the
amendment thereof without the consent of the Holders of the Securities.   The
Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or, subject to the provisions for satisfaction and discharge in Article Eight, of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     The Indenture permits the Company, by irrevocably depositing, in amounts and maturities sufficient to pay and discharge at the Stated Maturity or Redemption Date, as the case may be, the entire indebtedness on all Outstanding Notes, cash or direct obligations of, or obligations the principal of and interest on which are fully guaranteed by, the United States government, and which are not subject to prepayment, redemption or call, with the Trustee in trust solely for the benefit of the Holders of all Outstanding Notes, to defease the Indenture with respect to such Notes, and upon such deposit the Company shall be deemed to have paid and discharged its entire indebtedness on such Notes. Thereafter, Holders would be able to look only to such trust fund for payment of principal and interest at the Stated Maturity or Redemption Date, as the case may be. The Indenture also permits, in certain circumstances therein specified, the Company to be released from certain of its obligations under the Indenture on the terms and subject to the conditions therein provided.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the register of Securities, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     No service charge shall be made by the Company, the Trustee or the Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 2.11, 3.6 or 9.5 of the Indenture, not involving any transfer).

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York of the United States of America, including without limitation, New York General Obligations Law Sections 5-1401 and 5-1402 and New York Civil Practice Law and Rules 327.

     All undefined terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                    ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common   UNIF GIFT MIN ACT         Custodian
                                                  --------           ---------
                                                   (Cust.)            (Minor)
TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivor-      Under Uniform Gifts
         ship and not as tenants in common             to Minor Act


                                                           (State)

    Additional abbreviations may also be used though not in the above list.

                               _______________________

FOR VALUE RECEIVED, the undersigned hereby sells(s), assign(s) and transfer(s) unto

Please Insert Social Security or Employer
Identification number of assignee
-----------------------------------

         ----         ----

-----------------------------------



-------------------------------------------------------------------------------
                    Please Print or Typewrite Name and Address
                      Including Postal Zip Code of Assignee
-------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing ______________________________________ attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:
      --------------------------------    -------------------------------------
                                                         Signature

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.